Exhibit 99.1

March 31, 2020
FOR IMMEDIATE RELEASE

BlackBerry Reports Fiscal Fourth Quarter and Fiscal Year 2020 Results

Fiscal Year 2020
•Total company non-GAAP revenue of $1,099 million, or 20% growth year-over-year; total company GAAP revenue of $1,040 million, or 15% growth year-over-year.
•Total non-GAAP Software and Services revenue of $1,078 million, or 26% growth year-over-year; total GAAP Software and Service revenue of $1,019 million, or 21% growth year-over-year.
•Fiscal year 2020 total Software and Services billings grew by a double-digit percentage year-over-year.
•Fiscal year 2020 non-GAAP earnings per basic and diluted share of $0.13, above the $0.08 provided in the financial outlook for fiscal year 2020. Fiscal year 2020 GAAP loss per basic share of $0.27 and GAAP loss per diluted share of $0.32.
•Net cash provided by operating activities of $26 million and capital expenditures of $12 million resulted in free cash flow generated of $14 million.

Fourth Quarter Fiscal 2020
•Total company non-GAAP revenue of $291 million, or 13% growth year-over-year; total company GAAP revenue of $282 million, or 11% growth year-over-year.
•Total non-GAAP Software and Services revenue of $287 million, or 16% growth year-over-year; total GAAP Software and Services revenue of $278 million, or 13% growth year-over-year; both are record quarterly highs.
•Non-GAAP earnings per basic and diluted share of $0.09; GAAP loss per basic and diluted share of $0.07.
•Net cash provided by operating activities of $35 million and capital expenditures of $3 million, resulted in free cash flow generated of $32 million.

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months and the twelve months ended February 29, 2020 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

Fourth Quarter Fiscal 2020 Results

•Total company non-GAAP revenue for the fourth quarter of fiscal 2020 was $291 million, up 13% year-over-year. Total company GAAP revenue for the fourth quarter of fiscal 2020 was $282 million, up 11% year-over-year. Total non-GAAP software and services revenue of $287 million, up 16% year-over-year. Total GAAP software and services revenue was $278 million, up 13% year-over-year. Fourth quarter recurring non-GAAP software and services revenue (excluding IP licensing and professional services) was over 90%. Non-GAAP gross margin was 77% and GAAP gross margin was 75%.

•Non-GAAP operating earnings was $51 million. GAAP operating loss was $41 million. Non-GAAP earnings per share was $0.09 (basic and diluted). GAAP net loss per share was $0.07 (basic and diluted). GAAP net loss includes $35 million for acquired intangibles amortization expense, $27 million in goodwill and long-term asset impairment charges, $17 million in stock compensation expense, a charge of $5 million related to the fair value adjustment on the debentures, and other amounts as summarized in the table below.

•Total cash, cash equivalents, short-term and long-term investments was $990 million as of February 29, 2020. Net cash provided by operating activities of $35 million and capital expenditures of $3 million resulted in free cash flow generated of $32 million.

“In fiscal 2020, we delivered $1.1 billion in non-GAAP revenue and $0.13 of non-GAAP earnings per share, released over 30 new products and made strong progress on developing BlackBerry’s zero-trust architecture as part of the Spark platform. This is essential for the secure IoT market,” said John Chen, Executive Chairman and CEO, BlackBerry. “We continue to have the right strategy and the right products to address the market’s expanding security needs. Although we are going through unprecedented times, we are excited about our future opportunities for long-term growth.”

Outlook
BlackBerry will provide fiscal year 2021 outlook in connection with the quarterly earnings announcement on its earnings conference call. The earnings call transcript will be made available on our website.

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures used by the company to comparable GAAP measures and an explanation of why the company uses them.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5 p.m. ET, which can be accessed by dialing 1- 877-682-6267 or by logging on at BlackBerry.com/Investors. A replay of the conference call will also be available at approximately 8 p.m. ET by dialing 1-800-585-8367 and entering Conference ID #3146558 and at the link above.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including 150M cars on the road today. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy solutions, and is a leader in the areas of endpoint security management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
(519) 888-7465
investor_relations@blackberry.com

Media Contact:
BlackBerry Media Relations
(519) 597-7273
mediarelations@blackberry.com

###

This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding: BlackBerry’s plans, strategies and objectives including the anticipated benefits of its strategic initiatives and its intentions to expand and enhance its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; the outbreak of the COVID-19 coronavirus; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; BlackBerry’s dependence on its relationships with resellers and channel partners; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; failure to protect BlackBerry’s intellectual property and to earn revenues from intellectual property rights; litigation against BlackBerry; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; BlackBerry’s indebtedness; acquisitions, divestitures and other business initiatives; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry being found to have infringed on the intellectual property rights of others; the use and management of user data and personal information; network disruptions or other business interruptions; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; foreign operations, including fluctuations in foreign currencies; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; BlackBerry’s ability to generate revenue and profitability through the licensing of security software and services or the BlackBerry brand to device manufacturers; BlackBerry’s reliance on third parties to manufacture and repair its hardware products; fostering an ecosystem of third-party application developers; regulations regarding health and safety, hazardous materials usage and conflict minerals, and to product certification risks; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the fluctuation of BlackBerry’s quarterly revenue and operating results; the volatility of the market price of BlackBerry’s common shares; and adverse economic and geopolitical conditions.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. BlackBerry has no intention and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

###

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	For the Three Months Ended			For the Years Ended
	February 29, 2020	November 30, 2019	February 28, 2019	February 29, 2020	February 28, 2019
Revenue	$282	$267	$255	$1,040	$904
Cost of sales	70	69	49	277	206
Gross margin	212	198	206	763	698
Gross margin %	75.2%	74.2%	80.8%	73.4%	77.2%
Operating expenses
Research and development	60	66	52	259	219
Selling, marketing and administration	113	132	110	493	409
Amortization	48	49	31	194	136
Impairment of long-lived assets	5	—	—	10	—
Impairment of goodwill	22	—	—	22	—
Debentures fair value adjustment	5	(20)	(6)	(66)	(117)
Arbitration awards and settlements, net	—	—	(9)	—	(9)
	253	227	178	912	638
Operating income (loss)	(41)	(29)	28	(149)	60
Investment income (loss), net	(1)	(1)	4	1	17
Income (loss) before income taxes	(42)	(30)	32	(148)	77
Provision for (recovery of) income taxes	(1)	2	(19)	4	(16)
Net income (loss)	$(41)	$(32)	$51	$(152)	$93
Earnings (loss) per share
Basic	$(0.07)	$(0.06)	$0.09	$(0.27)	$0.17
Diluted	$(0.07)	$(0.07)	$0.08	$(0.32)	$0.00

Weighted-average number of common shares outstanding (000s)
Basic	556,668	554,585	547,272	553,861	540,477
Diluted	556,668	615,085	615,593	614,361	616,467
Total common shares outstanding (000s)	554,199	552,132	547,358	554,199	547,084

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	February 29, 2020	February 28, 2019
Assets
Current
Cash and cash equivalents	$377	$548
Short-term investments	532	368
Accounts receivable, net	215	233
Other receivables	14	19
Income taxes receivable	6	9
Other current assets	52	56
	1,196	1,233
Restricted cash and cash equivalents	49	34
Long-term investments	32	55
Other long-term assets	65	28
Deferred income tax assets	—	2
Operating lease right-of-use assets	124	—
Property, plant and equipment, net	70	85
Goodwill	1,437	1,463
Intangible assets, net	915	1,068
	$3,888	$3,968
Liabilities
Current
Accounts payable	$31	$48
Accrued liabilities	202	192
Income taxes payable	18	17
Debentures	606	—
Deferred revenue, current	264	253
	1,121	510
Deferred revenue, non-current	109	136
Operating lease liabilities	120	—
Other long-term liabilities	9	19
Long-term debentures	—	665
Deferred income tax liabilities	—	2
	1,359	1,332
Shareholders’ equity
Capital stock and additional paid-in capital	2,760	2,688
Deficit	(198)	(32)
Accumulated other comprehensive loss	(33)	(20)
	2,529	2,636
	$3,888	$3,968

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	For the Years Ended
	February 29, 2020	February 28, 2019
Cash flows from operating activities
Net income (loss)	$(152)	$93
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization	212	149
Deferred income taxes	—	(25)
Stock-based compensation	63	67
Impairment of goodwill	22	—
Impairment of long-lived assets	10	—
Non-cash consideration received from contracts with customers	(8)	(46)
Debentures fair value adjustment	(66)	(117)
Other long-term assets	(37)	—
Other long-term liabilities	2	(12)
Operating leases	(9)	—
Other	10	6
Net changes in working capital items
Accounts receivable, net	18	(9)
Other receivables	5	52
Income taxes receivable	3	17
Other assets	2	(1)
Accounts payable	(17)	(15)
Accrued liabilities	(15)	(21)
Income taxes payable	1	(2)
Deferred revenue	(18)	(36)
Net cash provided by operating activities	26	100
Cash flows from investing activities
Acquisition of long-term investments	(1)	(2)
Proceeds on sale or maturity of long-term investments	19	2
Acquisition of property, plant and equipment	(12)	(17)
Proceeds on sale of property, plant and equipment	—	1
Acquisition of intangible assets	(32)	(32)
Business acquisitions, net of cash acquired	1	(1,402)
Acquisition of short-term investments	(1,180)	(2,895)
Proceeds on sale or maturity of short-term investments	1,017	3,970
Net cash used in investing activities	(188)	(375)
Cash flows from financing activities
Issuance of common shares	9	5
Common shares repurchased	—	—
Payment of finance lease liability	(2)	—
Net cash provided by financing activities	7	5
Effect of foreign exchange loss on cash, cash equivalents, restricted cash, and restricted cash equivalents	(1)	(3)
Net decrease in cash, cash equivalents, restricted cash, and restricted cash equivalents during the year	(156)	(273)
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of year	582	855
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of year	$426	$582

As at	February 29, 2020	February 28, 2019
Cash and cash equivalents	$377	$548
Restricted cash and cash equivalents	$49	$34
Short-term investments	$532	$368
Long-term investments	$32	$55

Reconciliations of Non-GAAP Measures with the Nearest Comparable GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of the items below from the Company’s financial results. The Company believes that excluding the below items provides readers of the Company’s financial statements with a more consistent basis for comparison across accounting periods and is more useful in helping readers understand the Company’s operating results and underlying operational trends.
Readers are cautioned that adjusted revenue, adjusted gross margin (before taxes), adjusted gross margin percentage (before taxes), adjusted operating expense, adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage, adjusted EBITDA margin percentage, adjusted net income (loss), adjusted income (loss) per share, adjusted research and development expense, adjusted selling, marketing and administrative expense, adjusted amortization expense and free cash flow and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results.
Reconciliation of non-GAAP based measures with most directly comparable GAAP based measures for the three months ended February 29, 2020 and February 28, 2019
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended February 29, 2020 and February 28, 2019 to adjusted financial measures is reflected in the tables below:

For the Three Months Ended (in millions) (unaudited)	February 29, 2020	February 28, 2019
Revenue	$282	$255
Software deferred revenue acquired (1)	9	2
Adjusted revenue	$291	$257

Gross margin (before taxes)	$212	$206
Software deferred revenue acquired (1)	9	2
Restructuring charges	—	1
Stock compensation expense	2	1
Adjusted gross margin (before taxes)	$223	$210

Gross margin % (before taxes)	75.2%	80.8%
Software deferred revenue acquired (1)	0.7%	0.1%
Restructuring charges	—%	0.4%
Stock compensation expense	0.7%	0.4%
Adjusted gross margin % (before taxes)	76.6%	81.7%

Operating expense	$253	$178
Restructuring charges	1	2
Stock compensation expense	15	13
Debenture fair value adjustment	5	(6)
Software deferred commission expense acquired	(3)	—
Acquired intangibles amortization	35	18
Business acquisition and integration costs	1	8
Goodwill impairment charge	22	—
LLA impairment charge	5	—
Arbitration awards and settlements, net	—	(9)
Adjusted operating expense	$172	$152
______________________________
(1) See Reconciliation of U.S. GAAP IoT and BlackBerry Cylance revenue to adjusted IoT and BlackBerry Cylance revenue

Reconciliation of GAAP net income (loss) and GAAP basic earnings per share for the three months ended February 29, 2020 and February 28, 2019 to adjusted net income and adjusted basic earnings per share is reflected in the tables below:

For the Three Months Ended (in millions, except per share amounts) (unaudited)	February 29, 2020		February 28, 2019
		Basic earnings per share		Basic earnings per share
Net income (loss)	$(41)	$(0.07)	$51	$0.09
Software deferred revenue acquired	9		2
Restructuring charges	1		3
Stock compensation expense	17		14
Debenture fair value adjustment	5		(6)
Software deferred commission expense acquired	(3)		—
Acquired intangibles amortization	35		18
Business acquisition and integration costs	1		8
Goodwill impairment charge	22		—
LLA impairment charge	5		—
Arbitration awards and settlements, net	—		(9)
Acquisition valuation allowance	—		(21)
Adjusted net income	$51	$0.09	$60	$0.11
Reconciliation of U.S GAAP IoT, BlackBerry Cylance and software and service revenue for the three months ended February 29, 2020 and February 28, 2019 to adjusted IoT, BlackBerry Cylance and software and service revenue is reflected in the tables below:

For the Three Months Ended (in millions) (unaudited)	February 29, 2020	February 28, 2019
IoT Revenue	$127	$144
Software deferred revenue acquired	—	1
Adjusted IoT revenue	$127	$145

BlackBerry Cylance Revenue	$43	$3
Software deferred revenue acquired	9	1
Adjusted BlackBerry Cylance Revenue	$52	$4

Software and Service revenue
Revenue	$282	$255
Less: Other revenue	4	9
Software and Service revenue	$278	$246
Software deferred revenue acquired	9	2
Adjusted Software and Service revenue	$287	$248

Reconciliation of U.S GAAP research and development, selling, marketing and administration, and amortization expense for the three months ended February 29, 2020 and February 28, 2019 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the tables below:

For the Three Months Ended (in millions) (unaudited)	February 29, 2020	February 28, 2019
Research and development	$60	$52
Stock compensation expense	3	3
Adjusted research and development	$57	$49

Selling, marketing and administration	$113	$110
Restructuring charges	1	2
Software deferred commission expense acquired	(3)	—
Stock compensation expense	12	10
Business acquisition and integration costs	1	8
Adjusted selling, marketing and administration	$102	$90

Amortization	$48	$31
Acquired intangibles amortization	35	18
Adjusted amortization	$13	$13

Reconciliation of selected GAAP-based measures to non-GAAP based measures for the years ended February 29, 2020 and February 28, 2019
A reconciliation of the most directly comparable U.S. GAAP financial measures for the years ended February 29, 2020 and February 28, 2019 to adjusted financial measures is reflected in the tables below:

For the Fiscal Years Ended (in millions) (unaudited)	February 29, 2020	February 28, 2019
Revenue	$1,040	$904
Software deferred revenue acquired (1)	59	12
Adjusted revenue	$1,099	$916

Gross margin (before taxes)	$763	$698
Software deferred revenue acquired (1)	59	12
Restructuring charges	5	2
Stock compensation expense	5	4
Adjusted gross margin (before taxes)	$832	$716

Gross margin % (before taxes)	73.4%	77.2%
Software deferred revenue acquired (1)	1.4%	0.3%
Restructuring charges	0.5%	0.2%
Stock compensation expense	0.4%	0.5%
Adjusted gross margin % (before taxes)	75.7%	78.2%

Operating expense	$912	$638
Restructuring charges	5	9
Stock compensation expense	58	64
Debenture fair value adjustment	(66)	(117)
Software deferred commission expense acquired	(16)	—
Acquired intangibles amortization	141	82
Business acquisition and integration costs	4	12
Goodwill impairment charge	22	—
LLA impairment charge	10	—
Arbitration awards and settlements, net	—	(9)
Adjusted operating expense	$754	$597
______________________________
(1) See Reconciliation of U.S GAAP IoT and BlackBerry Cylance revenue to adjusted IoT and BlackBerry Cylance revenue

Reconciliation of GAAP net income (loss) and GAAP basic earnings per share for the years ended February 29, 2020 and February 28, 2019 to the adjusted net income and basic earnings per share is reflected in the tables below:

For the Fiscal Years Ended (in millions, except per share amounts) (unaudited)	February 29, 2020		February 28, 2019
		Basic earnings per share		Basic earnings per share
Net income (loss)	$(152)	$(0.27)	$93	$0.17
Software deferred revenue acquired	59		12
Restructuring charges	10		11
Stock compensation expense	63		68
Debenture fair value adjustment	(66)		(117)
Software deferred commission expense acquired	(16)		—
Acquired intangibles amortization	141		82
Business acquisition and integration costs	4		12
Goodwill impairment charge	22		—
LLA impairment charge	10		—
Arbitration awards and settlements, net	—		(9)
Acquisition valuation allowance	(1)		(21)
Adjusted net income	$74	$0.13	$131	$0.24
Reconciliation of U.S GAAP IoT, BlackBerry Cylance and software and service revenue for the years ended February 29, 2020 and February 28, 2019 to adjusted IoT, BlackBerry Cylance and software and service revenue is reflected in the tables below:

For the Fiscal Years Ended (in millions) (unaudited)	February 29, 2020	February 28, 2019
IoT Revenue	$540	$554
Software deferred revenue acquired	2	11
Adjusted IoT revenue	$542	$565

BlackBerry Cylance Revenue	$151	$5
Software deferred revenue acquired	57	1
Adjusted BlackBerry Cylance revenue	$208	$6

Software and Service revenue
Revenue	$1,040	$904
Less: Other revenue	21	59
Software and Service revenue	$1,019	$845
Software deferred revenue acquired	59	12
Adjusted software and service revenue	$1,078	$857

Reconciliation of U.S GAAP research and development, selling, marketing and administration, and amortization expense for the years ended February 29, 2020 and February 28, 2019 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the tables below:

For the Fiscal Years Ended (in millions) (unaudited)	February 29, 2020	February 28, 2019
Research and development	$259	$219
Restructuring charges	—	2
Stock compensation expense	13	12
Adjusted research and development	$246	$205

Selling, marketing and administration	$493	$409
Restructuring charges	5	7
Software deferred commission expense acquired	(16)	—
Stock compensation expense	45	52
Business acquisition and integration costs	4	12
Adjusted selling, marketing and administration	$455	$338

Amortization	$194	$136
Acquired intangibles amortization	141	82
Adjusted amortization	$53	$54
Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the three months ended February 29, 2020 and February 28, 2019 are reflected in the table below. These are non-GAAP financial measures that do not have any standardized meaning as prescribed by U.S. GAAP and are therefore unlikely to be comparable to similar measures presented by other companies.

For the Three Months Ended (in millions) (unaudited)	February 29, 2020	February 28, 2019
Operating income (loss)	$(41)	$28
Non-GAAP adjustments to operating income (loss)
Software deferred revenue acquired	9	2
Restructuring charges	1	3
Stock compensation expense	17	14
Debenture fair value adjustment	5	(6)
Software deferred commission expense acquired	(3)	—
Acquired intangibles amortization	35	18
Business acquisition and integration costs	1	8
Goodwill impairment charge	22	—
LLA impairment charge	5	—
Arbitration awards and settlements, net	—	(9)
Total non-GAAP adjustments to operating loss	92	30
Adjusted operating income	51	58
Amortization	52	33
Acquired intangibles amortization	(35)	(18)
Adjusted EBITDA	$68	$73

Adjusted revenue (per above)	$291	$257
Adjusted operating income margin % (1)	18%	23%
Adjusted EBITDA margin % (2)	23%	28%
______________________________
(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by adjusted revenue
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by adjusted revenue

Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the fiscal years ended February 29, 2020 and February 28, 2019 are reflected in the table below.

For the Fiscal Years Ended (in millions) (unaudited)	February 29, 2020	February 28, 2019
Operating income (loss)	$(149)	$60
Non-GAAP adjustments to operating income (loss)
Software deferred revenue acquired	59	12
Restructuring charges	10	11
Stock compensation expense	63	68
Debenture fair value adjustment	(66)	(117)
Software deferred commission expense acquired	(16)	—
Acquired intangibles amortization	141	82
Business acquisition and integration costs	4	12
Goodwill impairment charge	22	—
LLA impairment charge	10	—
Arbitration awards and settlements, net	—	(9)
Total non-GAAP adjustments to operating income	227	59
Adjusted operating income	78	119
Amortization	212	149
Acquired intangibles amortization	(141)	(82)
Adjusted EBITDA	$149	$186

Adjusted revenue (per above)	$1,099	$916
Adjusted operating income margin % (1)	7%	13%
Adjusted EBITDA margin % (2)	14%	20%
______________________________
(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by adjusted revenue
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by adjusted revenue